Exhibit 10.4

WAIVER AND CONSENT AGREEMENT

THIS WAIVER AND CONSENT AGREEMENT (this “Agreement”) is made as of this 4th day of August, 2005, by and among ALLION HEALTHCARE, INC. f/k/a THE CARE GROUP, INC., a Delaware corporation (“Allion”), MAIL ORDER MEDS OF TEXAS, INC., a Texas corporation (“Meds Texas”), MOMS PHARMACY, INC. f/k/a MAIL ORDER MEDS OF NEW YORK, INC., a New York corporation, (“Moms New York”), MOMS PHARMACY, INC., a California corporation, (“Moms California”), MOMS PHARMACY, LLC, a Florida limited liability company (“Moms Florida”), MEDICINE MADE EASY, a California corporation (“Medicine Made Easy”), NORTH AMERICAN HOME HEALTH SUPPLY, INC., a California corporation (“North American”), SPECIALTY PHARMACIES, INC., a Washington corporation (“Specialty” and, collectively with Allion, Meds Texas, Moms New York, Moms California, Moms Florida, Medicine Made Easy and North American, the “Borrower”), and GE HFS HOLDINGS, INC., a Delaware corporation (“Lender”).

RECITALS

WHEREAS, pursuant to that certain Loan and Security Agreement dated April 21, 1999 by and between Borrower and Lender (as previously amended, as amended hereby and as further amended, modified and restated from time to time, the “Loan Agreement”), Lender agreed to make available to Borrower a revolving credit loan (the “Loan”); and

WHEREAS, Section 7.4 of the Loan Agreement prohibits Borrower from acquiring all or substantially all of the assets or capital stock of any Person unless Borrower complies with certain requirements set forth thereon, including without limitation that (A) after giving effect to such acquisition, no default or Event of Default shall have occurred or would exist as a result of such purchase; (B) each such acquisition shall be of operating assets utilized by the transferor in rendering health care services or of 51% of the stock or other equity interests in a corporation or other entity substantially all of whose properties consist of such operating assets; (C) the aggregate consideration payable (inclusive of cash payable, notes payable and indebtedness assumed) in respect of all such acquisitions shall not exceed $1,000,000 for any single acquisition or $10,000,000 on a cumulative basis over the term of the Loan Agreement; and (D) the Borrower shall have given the Lender not less than thirty (30) days prior written notice of its intention to make an acquisition; and

WHEREAS, Borrower has informed Lender that Moms California has entered into an Asset Purchase Agreement dated as of May 19, 2005 (the “Oris Asset Purchase Agreement”) with Oris Medical Systems, Inc., a Washington corporation (“Oris”), pursuant to which Moms California acquired from Oris certain assets of Oris substantially on the terms and subject to the conditions set forth in the form of Asset Purchase Agreement attached hereto as Exhibit A (the “Oris Transaction”);

WHEREAS, Borrower has further informed Lender that Medicine Made Easy wishes to enter into an Asset Purchase Agreement to be dated as of August 5, 2005 (the “Frontier Asset

Purchase Agreement”) with Frontier Pharmacy & Nutrition, Inc., a California corporation d/b/a PMW Pharmacy, Inc. (“Frontier”), pursuant to which Medicine Made Easy will acquire from Frontier certain assets of Frontier substantially on the terms and subject to the conditions set forth in the form of Frontier Asset Purchase Agreement attached hereto as Exhibit B (the “Proposed Frontier Transaction”); and

WHEREAS, Borrower has failed to comply with the terms of Section 7.4 of the Loan Agreement with respect to the Oris Transaction and has requested that Lender waive the default arising from such failure as more fully set forth herein, and Lender is agreeable to such request only on the terms and conditions set forth herein; and

WHEREAS, Borrower has requested that Lender provide its written consent to the Proposed Frontier Transaction as more fully set forth herein, and Lender is agreeable to such request only on the terms and conditions set forth herein; and

NOW, THEREFORE, in consideration of the foregoing, the terms and conditions set forth in this Agreement, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lender and Borrower hereby agree as follows:

Section 1. Definitions. Unless otherwise defined in this Agreement, all capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Loan Agreement.

Section 2. Waiver of Default. Lender hereby waives the default arising solely out of Borrower’s failure to comply with the provisions of Section 7.4 of the Loan Agreement with respect to the Oris Transaction. Such waiver applies only to the Oris Transaction specified herein and does not apply to any future breaches of the same provisions.

Section 3. Consent. In reliance on the information previously provided by Borrower to Lender regarding the Proposed Frontier Transaction, including but not limited to the fully executed Frontier Asset Purchase Agreement (together with any and all exhibits and schedules thereto and all agreements and instruments executed in connection therewith), Lender hereby consents to the Proposed Frontier Transaction on the terms and conditions set forth in the Frontier Asset Purchase Agreement as in effect on the date hereof.

Section 4. Confirmation of Representations and Warranties. Each Borrower hereby (a) confirms that all of the representations and warranties set forth in Article IV of the Loan Agreement are true and correct with respect to such entity (except to the extent such representation or warranty relates to a particular date, in which case, such confirmation relates to such date), and (b) specifically represents and warrants to Lender that it has good and marketable title to all of its Collateral, free and clear of any lien or security interest in favor of any other person or entity.

Section 5. Fees; Expenses. Notwithstanding anything in this Agreement to the contrary, Borrower shall be responsible for payment of legal fees for the services of Lender’s in-house counsel in connection with the preparation of this Agreement. Lender shall be entitled to deduct, and Borrower by its signature below hereby authorizes Lender to deduct, the full amount of the fees set forth in this Section 5 from the proceeds of the next subsequent Revolving Credit Loan made by Lender under the Loan Agreement.

Section 6. Enforceability. This Agreement constitutes the legal, valid and binding obligation of each Borrower and Lender, and is enforceable against each Borrower and Lender in accordance with its terms.

Section 7. Conditions to Effectiveness. This Agreement shall become effective on the date that all of the following conditions are satisfied in Lender’s sole discretion (such date, the “Effective Date”):

(a) Lender shall have received two (2) originals of this Agreement duly executed by an authorized officer of each entity comprising Borrower;

(b) Lender shall have received one (1) duly executed copy of each of the Oris Asset Purchase Agreement and the Frontier Asset Purchase Agreement, together with all schedules and related documents thereto;

(c) there shall have occurred and be continuing no Event of Default and no event which, with the giving of notice or the lapse of time or both, could constitute such an Event of Default and, after giving effect to this Agreement, the Oris Transaction and the Proposed Frontier Transaction, there shall have occurred no Event of Default and no Event which, with the giving of notice or lapse of time or both, could constitute an Event of Default; and

(d) the representations and warranties set forth in Section 4 of this Agreement and in Article IV of the Loan Agreement shall be true and correct as of the date hereof and after giving effect to this Agreement (unless any such representation or warranty by its terms is intended to refer specifically to any earlier date, in which case such representation or warranty shall have been true and correct as of such date).

Section 8. Reference to the Effect on the Loan Agreement.

(a) Upon the effectiveness of this Agreement, each reference in the Loan Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of similar import shall mean and be a reference to the Loan Agreement as amended by this Agreement.

(b) Except as specifically amended above, the Loan Agreement, and all other Loan Documents, shall remain in full force and effect, and are hereby ratified and confirmed.

(c) The execution, delivery and effectiveness of this Agreement shall not, except as expressly provided in this Agreement, operate as a waiver of any right, power or remedy of Lender, nor constitute a waiver of any provision of the Loan Agreement, or any other documents, instruments and agreements executed or delivered in connection with the Loan Agreement. The granting of the waiver hereunder shall not impose or imply an obligation on Lender to grant a waiver on any future occasion.

Section 9. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Maryland without regard to any otherwise applicable conflicts of law principles.

Section 10. Headings. Section headings in this Agreement are included for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

Section 11. Counterparts. This Agreement may be executed in counterparts, each of which shall constitute an original and all of which together shall constitute one and the same instrument.

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IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the date first written above.

LENDER:

GE HFS HOLDINGS, INC., a Delaware corporation

By:	/s/ Scott R. Towers
Name:	Scott R. Towers
Title:	Vice President

BORROWERS:

ALLION HEALTHCARE, INC., a Delaware corporation

By:
Name:
Title:

MAIL ORDER MEDS OF TEXAS, INC., a Texas corporation

By:
Name:
Title:

MOMS PHARMACY, INC., a New York corporation

By:
Name:
Title:

MOMS PHARMACY, INC., a California corporation

By:
Name:
Title:

MOMS PHARMACY, LLC, a Florida limited liability company

By:
Name:
Title:

MEDICINE MADE EASY, a California corporation

By:
Name:
Title:

NORTH AMERICAN HOME HEALTH SUPPLY, INC., a California corporation

By:
Name:
Title:

SPECIALTY PHARMACIES, INC., a Washington corporation

By:
Name:
Title: